LONG-TERM DEBT (Tables) - Canfield [Member]	12 Months Ended
Dec. 31, 2019
Schedule of Long Term Debt

Long-term debt consists of the following vehicle loans, which are collateralized by their underlying vehicles with net carrying values exceeding the outstanding loan amounts:

	December 31, 2019	December 31, 2018

3.53% installment note payable $352 monthly, including interest, through July 2019	$—	$2,782

3.79% installment note payable $299 monthly, including
interest, through July 2021	5,216	8,532

2.99% installment note payable $350 monthly, including interest, through August 2019	—	2,425
Total	5,216	13,739

Less principal due within one year	(3,152)	(8,241)

TOTAL LONG-TERM DEBT	$2,064	$5,498

Schedule of Principal amount due to Long Term Assets	Principal payments due on long-term debt subsequent to December 31, 2019, are as follows:
2020	$3,152
2021	2,064
TOTAL	$5,216